SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549






                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  June 1, 1995


                  CIRCUS CIRCUS ENTERPRISES, INC.
   (Exact name of Registrant as specified in its charter)



         Nevada               1-8570                88-0121916
 (State or other      (Commission file       (IRS Employer
 jurisdiction of           number)           Identification No.)
 incorporation)



    2880 Las Vegas Boulevard South, Las Vegas, Nevada  89109
                 (Address of principal executive offices)




Registrant's telephone number, including area code:  702-734-0410








                 INFORMATION TO BE INCLUDED IN THIS REPORT

Item 2.  Acquisition or Disposition of Assets.

    On June 1, 1995, pursuant to an Agreement and Plan of
Merger by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Gold Strike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota, as amended (the "Merger Agreement"), and an Exchange Agreement by and among the Registrant and New Way, Inc., Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign, as amended (the "Exchange Agreement" and, together with the Merger Agreement, the "Gold Strike Agreements"), the Registrant acquired a group of affiliated entities (collectively, the "Gold Strike Entities") which own the Gold Strike Hotel & Gambling Hall and the Nevada Landing Hotel & Casino in Jean, Nevada, the Railroad Pass Hotel & Casino in Henderson, Nevada, a 50% interest in a joint venture partnership with an affiliate of Hyatt Development Corporation which partnership owns the Grand Victoria, a riverboat casino and land-based entertainment complex in Elgin, Illinois (situated approximately 40 miles northwest of downtown Chicago), a 50% interest in a joint venture partnership with an affiliate of Mirage Resorts, Incorporated which partnership is developing a gaming resort with approximately 3,000 rooms near the south end of the Las Vegas Strip, and certain other assets (collectively the "Gold Strike Properties"). It is anticipated that the Registrant will continue to operate the Gold Strike Properties in a manner similar to that in which they were operated under their prior ownership.

    Pursuant to the Gold Strike Agreements, the Gold Strike Entities were acquired by the Registrant (the "Acquisition") in exchange for the issuance by the Registrant of 16,291,551 shares of its Common Stock and the issuance by a subsidiary of the Registrant of shares of the subsidiary's preferred stock which is convertible into an additional 793,156 shares of the Registrant's Common Stock, as well as the Registrant's payment of approximately $12.1 million in cash and its assumption of approximately $165 million of debt. The cash portion of the purchase price was funded from the Registrant's revolving credit facility, and the amount of the total consideration payable by the Registrant in connection with the Acquisition was determined through negotiation among the parties. In connection with the Acquisition, certain of the Gold Strike principals entered into a five-year standstill agreement with the Registrant, and the Registrant entered into a registration rights agreement covering the Common Stock of the Registrant issued or issuable in the Acquisition.

    In accordance with the Gold Strike Agreements, Messrs. Richardson and Ensign were designated by the Gold Strike principals for election to the Registrant's Board of Directors. The Board of Directors, in accordance with the Registrant's Bylaws, increased the number of directors in Classes II and III from two (2) to three (3) and filled the vacancies so created by the election of Mr. Richardson as a Class II director and Mr. Ensign as a Class III director, in each case for the balance of the current term of such class. Pursuant to the Merger Agreement, the Registrant is also obligated, at the end of the current term of each such designee, to use its best efforts to cause such designee (or another individual designated by the Gold Strike principals) to be nominated for election to a full term when that class next stands for election in 1996 or 1997. For additional information concerning Messrs. Richardson and Ensign, see Item 11 of the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995 and the Registrant's proxy statement relating to the 1995 annual meeting of its stockholders.

    Pursuant to the terms of the Gold Strike Agreements,
upon the closing of the Acquisition, the Registrant entered into employment agreements with certain of its executive officers, including Clyde T. Turner, Kurt D. Sullivan, and Mike Sloan, and the following Gold Strike executives, who became executive officers of the Registrant upon the closing of the Acquisition:
Messrs. Ensign and Richardson and Glenn W. Schaeffer.   Messrs.
Ensign and Schaeffer formerly were directors and officers of the Registrant. For additional information concerning the terms of such employment agreements and options granted to certain of such individuals, reference is made to the Registrant's proxy statement relating to the 1995 annual meeting of its stockholders.

    For additional information concerning the Gold Strike
Properties, reference is made to the disclosure appearing under the heading "Current Expansion Activities -- Pending Acquisition of Gold Strike Entities" in Item 1 of the Registrant's Annual
Report on Form 10-K for the year ended January 31, 1995.

Item 7.  Financial Statements and Exhibits.

    (a) and (b)

    The financial statements and the pro forma financial information relating to the transaction described in Item 2 of this Report (collectively, the "Financial information"), which are required to be filed as part of this Report pursuant to paragraphs (a) and (b) of Item 7 of Form 8-K, are not included with this filing in reliance on Items 7(a)(4) and 7(b)(2) of Form 8-K. It is impracticable to provide the Financial Information at the time this Report is filed. In accordance with Item 7(a)(4) of Form 8-K, the Financial Information will be filed by amendment to this Report on Form 8-K/A as soon as practicable, but not later than August 14, 1995.

    (c) The following documents are filed as Exhibits to this Report:

Exhibit
Number             Description of Exhibit

4(a) $160 million Amended and Restated Reducing Revolving Credit Agreement, dated as of June 1, 1995, by and among Goldstrike Finance Company, Inc., (a subsidiary of the Registrant), the Banks named therein and First Interstate Bank of Nevada, N.A., as Agent Bank.

10(a) Agreement and Plan of Merger, dated as of March 19, 1995, by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Goldstrike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota. (Incorporated by reference to
         Exhibit 10(ee) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(b) First Amendment to Agreement and Plan of Merger, dated May 30, 1995, by and among the Registrant and M.S.E. Investments, Incorporated, Last Chance Investments, Incorporated, Goldstrike Investments, Incorporated, Diamond Gold, Inc., Gold Strike Aviation, Incorporated, Goldstrike Finance Company, Inc., Oasis Development Company, Inc., Michael S. Ensign, William A. Richardson, David R. Belding, Peter A. Simon II and Robert J. Verchota. (Incorporated by reference to
         Exhibit 99.2 of the Schedule 13D of Michael S. Ensign relating to the Registrant's common stock filed on June 12, 1995).

10(c)    Exchange Agreement, dated as of March 19, 1995, by and
              among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg
              H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign. (Incorporated by reference to Exhibit 10(ff) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(d) First Amendment to Exchange Agreement, dated May 30, 1995, by and among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign.

10(e) Registration Rights Agreement, dated as of June 1, 1995, by and among the Registrant and Michael S. Ensign, William S. Richardson, David R. Belding,
         Peter A. Simon II, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman, William Ensign and Robert J. Verchota. (Incorporated by reference to Exhibit 99.5 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(f) Standstill Agreement, dated as of June 1, 1995, by and among the Registrant and Michael S. Ensign, William R. Richardson, David R. Belding, Peter A. Simon II and Glenn W. Schaeffer. (Incorporated by reference to
         Exhibit 99.4 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(g)* 1995 Special Stock Option Plan and Forms of Non-Qualified Stock Option Certificate and Agreement. (Incorporated by reference to Exhibit 10(gg) to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1995).

10(h)* Executive Officer Bonus Plan. (Incorporated by reference to Exhibit 10(hh) to the Registrant's Annual
         Report on Form 10-K for the year ended January 31,
         1995).

10(i)* Employment Agreement dated June 1, 1995, by and between the Registrant and Clyde Turner.

10(j)* Employment Agreement dated June 1, 1995, by and between the Registrant and Michael Ensign. (Incorporated by reference to Exhibit 99.3 of the Schedule 13D of Michael S. Ensign, relating to the Registrant's Common
         Stock, filed on June 12, 1995).

10(k)* Employment Agreement dated June 1, 1995, by and between the Registrant and Glenn W. Schaeffer.

10(l)* Employment Agreement dated June 1, 1995, by and between the Registrant and William R. Richardson.
         (Incorporated by reference to Exhibit 99.3 of the Schedule 13D of William R. Richardson, relating to the Registrant's Common Stock, filed on June 12, 1995).

10(m)* Employment Agreement dated June 1, 1995, by and between the Registrant and Mike H. Sloan.

10(n)* Employment Agreement dated June 1, 1995, by and between the Registrant and Kurt D. Sullivan.

__________________

* This exhibit is a management contract or compensatory plan or arrangement filed as an exhibit to this Report.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CIRCUS CIRCUS ENTERPRISES, INC.



                                     By: CLYDE T. TURNER

                                     Clyde T. Turner
                                         Chairman of the Board
                                     Chief Executive Officer


Dated:  June 14, 1995
                               Exhibit Index

Exhibit
Number             Description of Exhibit

4(a) $160 million Amended and Restated Reducing Revolving Credit Agreement, dated as of June 1, 1995, by and among Goldstrike Finance Company, Inc., (a subsidiary of the Registrant), the Banks named therein and First Interstate Bank of Nevada, N.A., as Agent Bank.

10(d) First Amendment to Exchange Agreement, dated May 30, 1995, by and among the Registrant and New Way, Inc., a wholly owned subsidiary of the Registrant, Glenn W. Schaeffer, Gregg H. Solomon, Antonio C. Alamo, Anthony Korfman and William Ensign.

10(i)* Employment Agreement dated June 1, 1995, by and between the Registrant and Clyde Turner.

10(k)* Employment Agreement dated June 1, 1995, by and between the Registrant and Glenn W. Schaeffer.

10(m)* Employment Agreement dated June 1, 1995, by and between the Registrant and Mike H. Sloan.

10(n)* Employment Agreement dated June 1, 1995, by and between the Registrant and Kurt D. Sullivan.